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Optimized VoIP for Operators and Carriers

fast, carrier-friendly, mobile VoIP to combat OTT

Aishuo VoIP Operator in China

brand name Aishuo available in Baidu, Tencent, Alibaba, iTunes



One Horizon Group

NASDAQ: OHGI

Investor Presentation

July 2015

safe harbor notice.

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This presentation contains forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward-looking statements.

equity snapshot.

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NASDAQ	OHGI
Share Price 7/22/15	$2.59
Share Market Cap 7/22/15	$85.3 M
Issued and Outstanding [fully diluted]	33.2 M [39.2 M]
FY 2014 Revenue	$5.1 M
FY 2014 Net Income After Tax	($1.9) M
Aishuo Downloads as of 7/23/15	6.0 M

who we are. what we do.

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One Horizon Group develops and licenses the world's first, **carrier-grade,** White Label **mobile VoIP** solution to the worlds mobile operators using our SmartPacket™ software.

One Horizon Group owns and operates the Aishuo[1] mobile VoIP service in China and our App is available in the Baidu, Tencent, Alibaba and iTunes App stores.

- Horizon's patent-applied-for VoIP technology is the only voice solution specifically engineered for smartphone wireless internet connections and uses 10x less radio spectrum to handle VoIP telephone calls than traditional VoIP technologies.
- Our low-power-VoIP SmartPacket™ technology means better battery life for the world's 1.91 billion[2] smartphones by reducing battery consumption while talking.
- Horizon enables carriers to leverage wireless data networks to provide branded valued-added services [VAS], such as mobile VoIP, messaging, advertising to their subscribers. By adding VAS to their portfolio operators generate new mobile data revenue streams, reduce churn and significantly increase the bandwidth efficiency of their spectrum.
- Aishuo offers Chinese smartphone consumers a VAS that allows low cost calling and a Virtual SIM for their smartphone unlike any other service available in this marketplace.

(1) http://www.ai-shuo.cn/english/index.html
(2) http://www.emarketer.com/Article/2-Billion-Consumers-Worldwide-Smartphones-by-2016/1011694

the market opportunity.

smartphone adoption rates climb in target markets

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Worldwide Smartphone Users & Penetration[1]
Billions
3.00
2.50
2.00
1.50
1.00
0.50
0.00
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
34.3%
38.4%
42.9%
46.4%
49.5%
51.7%
1.31
1.64
1.91
2.16
2.38
2.56
2013
2014
2015
2016
2017
2018
Smartphone Users
% Mobile Phone Users

- More than one-quarter of the world's population will use smartphones in 2015, and by 2018, over 2.56 billion or one-third of all people worldwide will be smartphone users.[1]
- Asia-Pacific will account for over half of all smartphone users in 2015, estimated at 951.5 M users. We license our technology to operators in Indonesia, Philippines & Singapore.[1]
- Globally, China is the largest smartphone market with an estimated 574.2 M handsets and we 100% control and operate a mobile VoIP service in China under the brand name Aishuo.[1]

(1) http://www.emarketer.com/Article/2-Billion-Consumers-Worldwide-Smartphones-by-2016/1011694

a smartphone explosion could lead to a *network implosion.*

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Smartphones consume 24X more data than feature phones

Tablets consumes 120X more data than smartphones

... what happens to network data?

... what happens to call service quality?

... what happens to telecom operators' capex requirements?

Severe Stress on Carrier Economics

- OTT (Over the Top) voice revenue cannibalization
- Churn
- Explosive capex requirements
- Entry of Tier 2 Operators

the horizon VoIP call platform solution.

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The white-labeled, total solution for carriers and enterprises

- Connects with any phone system using an optimized IP technology
- Works via EDGE, GPRS, 2G, 3G, 4G/LTE, WiFi or WiMax
- Messaging; text, video, picture, location-advertising
- Advertising; operator console to send multi-media ads to subscribers
- Highly bandwidth-efficient VoIP calls over a smart phone
- Turnkey solution that integrates with operators' existing billing platforms
- In-App micro-payments alongside top-up solutions for credit cards etc.

in-App mobile advertising.

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Opportunity

- Mobile advertisers will spend $64.25 billion worldwide on mobile in 2015, an increase of almost 60% over 2014.
- In China, mobile marketers will spend $6.39 billion on ads in 2014, up 600.0% from $913 million last year; this total will increase another 90.0% to $12.14 billion in 2015.

(Source: emarketer.com)

One Horizon Advertising Technology

- Horizon delivers in App mobile ads to all users based on profile, location or opt-in preferences. Ads are delivered in a messaging format that is much more involved with the user and not based on legacy Banner-Ads or Click-Through concepts.
- Our advertising solution allows for a new revenue stream for our operators.
- The new Sponsored Calls ad concept was launched by us in 2015 and prompts to the user to listen, and read, an ad before a call. The advertiser will Sponsor this call once the ad is consumed!


Step 1: Dial
Step 2: Show YOUR Sponsors
Step 3: Select your Sponsor and listen to their Ad
Step 4: Enjoy a FREE Sponsored calls.
Sponsored Calls
+865551234

growth strategy one.
leverage Chinese platform brand named Aishuo.



$40
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$0
-$5
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Q1
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Advertising Cost
Free calls promotion
Number rental
PSTN revenue
Cumulative Subscribers

Rollout of Aishuo mobile VoIP in China

- Reached 6.0 million downloads on July 23, 2015
- $3.5mm capital raise in December 2014 to fund marketing & infrastructure rollout across China
- App available for download in all of the major Chinese App stores (25) including:
  - Baidu.com
  - Baidu's 91.com
  - Apple iTunes in China
  - 360 Qihoo store 360.cn
  - Tencent App store MyApp.com
  - Xiaomi store mi.com
- Unique number rental solution for a Chinese mobile VoIP service
- Low cost calls local, national and international from the App optimized for smartphones
- Delivered with our new Sponsored-Call mobile advertising service and UnionPay payment option on iPhones
- Seeking 15.0m subscribers in the first two years
- Extensive marketing plan including:
  - Search Engine Optimization
  - Event and Traveler direct marketing
  - Social media trending and blogs portals

our Aishuo business model provides Chinese subscribers with a low cost calling solution

Low Cost Calling

National and International

- Multiple connections to China's telephone network for calls from as low as ¥0.15/min
- Low cost international through US based gateways

Subscribers can call Aishuo subscribers for FREE and call national and international landlines & mobile at very competitive rates. ***Subscribers can top up using UnionPay, Alipay or PayPal.***

Virtual SIM

Rent a Chinese number

- Aishuo can rent a local Chinese number for friends and family to call without the need for an expensive mobile plan.
- Have Wi-Fi? Have a phone!

Ideal for students, overseas travellers wishing to avoid incoming roaming fees.

Sponsored Calls

Allows businesses to promote their products to our subscribers

- Upfront Sponsorship fee,
- Pay per ad listened-to
- Our subscriber get FREE calls to landlines, mobiles and even international!

growth strategy two.
contract new tier one and tier two carriers.

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- Carriers worldwide is a trillion dollar marketplace with hundreds of tier one and tier two companies all over the world.
- TMT analysts estimate that carriers' business' will face diminishing returns if they cannot learn to further monetize their subscriber base.
- OTT technologies are a threat to carrier revenues.
- One Horizon's solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT.
- Each carrier relationship and contract brought on by OHGI provides both ARPU to OHGI and the carrier.

our licensing business model provides carriers with a method to monetize VoIP calling.

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Carrier Capex Model

600 Tier One Operators

- 5-yr system's license fees of $3.0m
- Annual maintenance fees
- Per subscriber fees of $1 - $4 per subscriber

1-time subscriber fee in the range of $1-$4 per subscriber depending on number of subscribers

Operating Expenditures Model

1,000's of Players

- Minimum up-front license fees
- Per subscriber activation fee
- Annual fee of $1 - $2 per existing subscriber

License fee is paid through a subscriber amortization fee

Revenue Share Model

1,000's of players

- Minimum up-front license fees
- In-App payment revenues shared
- Rev. share percentages vary depending scale

why do carriers care?

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- **Operators and carriers are at a crossroads** and are being threatened by third-party, Over the Top (OTT) apps.
- 100's of millions of subscribers routinely circumvent operators' platforms.
- Carriers are losing **control** of voice and text functions along with billing revenues from each. Ovum Consulting claimed OTT messaging apps costs carriers $23.6B in 2013, which is expected to rise to $86B in 2020.
- Carriers are yet subject to the **capex costs and maintenance** of a network increasing used by other, off-billing, bandwidth- hungry apps.
- Even with LTE, **bandwidth capacity is finite**. App providers do little to nothing to address this pending bottleneck.

horizon call integrates seamlessly carrier infrastructure and puts carriers in the connection.

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Carrier / Operator
SingTel
ICE
Horizon Global Exchange
- Subscriber registration
- VoIP signalling
- Routing
1
2
3
4
Horizon Call App
Sending party
+ccnnnnnnnnnn
Data
Internet
Horizon VoIP Server installation
Horizon VoIP Server
- On-net VoIP payload
Horizon Call App
Recieving party
+ccnnnnnnnnnn
Data

1. Signalling- Calling party requests destination route from Carrier's Global Exchange
2. Signalling- Carrier's Global Exchange completes presence check on destination party
3. Signalling- Carriers Global Exchange VoIP Server processes call and signals both parties to begin the VoIP session on the most route-efficient VoIP Server
4. VoIP- Calling parties begin VoIP call with VoIP traffic processed through the Horizon VoIP Server

Note: *<u>CARRIERS,</u> through their global exchange initiates and terminates the connection allowing telco operators to now participate in VoIP call and virtual VoIP operators*

eight clear carrier benefits of deploying one horizon.

1. A mobile VoIP platform that carries 10x voice and data
2. Maximizes the value of spectrum
3. Improved call quality
4. Reduced capex
5. Displace “free” OTT apps with a high quality branded offering
6. Charge for app to PSTN minutes
7. Recapture lost voice and messaging revenue
8. Generate a new mobile advertising revenue stream

our customers.

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Tier 1 Addressable Market over 50m (GOLD)	Tier 2 Addressable Market over 1m (SILVER)	Satellite Addressable Market under 1m (BRONZE)
	WORLDSIM	IEC TELECOM IEC TELECOM GROUP
SingTel	b.	Kuraygeo Service Indonesia
SMART	Pzzapp	
smartfren live smart	ICE MOBILE	

competitors

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carrier business

- Systems integrators White Label offerings that combine elements of SIP (Session Initiation Protocol) dialers and media gateways – **but only** where their high bandwidth needs are supported by existing cellular networks

carriers end-user voice business

- Competitors to mobile operators' offerings are international brands with varying degrees of popularity in the territories. Territories with no national brand represent a great opportunity for operators and Horizon

USA/International

Asia-Pacific

Per country

Indonesia (no national brand)
Philippines (no national brand)
Brazil (no national brand)
Russia (no national brand)

comparison feature matrix.

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HORIZON GLOBEX

VS.

Features are all inclusive

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Feature	Competitors
2.5G (GPRS) mVoIP	No
2.75G (EDGE) mVoIP	No
3G (EV-DO) mVoIP	No
3.5G (HSPA) mVoIP	Intermittent
4G (LTE) mVoIP	Intermittent
Wi-Fi VoIP	Yes
Wired (Ethernet) VoIP	Yes
WiMAX VoIP	Yes
Fixed Satellite VoIP	Expensive
Mobile Satellite VoIP	Expensive
App to App VoIP Calls (toll free)	Yes
App to Landline/mobile calls	Uneven
Landline/mobile to App calls	Uneven
Caller ID	Uneven
App to App Text Messaging	Uneven
App Text Messaging to GSM-SMS	No
GSM-SMS to App Text Messaging	No
Voicemail/voice message	Uneven
Pre paid with credit top-up and auto-top-up	No
Post paid billing	No
In-App Advertising	No
License/branding available to GSM Operators	No
GSM Operator credit integration	No
GSM Operator HLR Integration	No

MORE FEATURES THAN ALL COMPETITORS

- SKYPE™
- VIBER™
- SIP/G.7XX
- WHATSAPP™
- IMESSAGE

efficient technology drives down cost.

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- **The world's most bandwidth-efficient VoIP platform**
- 100% developed in house, Switzerland; patent-pending
- 10x more efficient than SIP (Session Initiation Protocol)
- SmartPacket™ technology enables low bandwidth transmission

	TALKING	LISTENING
Other VoIP (G.729)	24 kbps	24 kbps
Horizon	4.1 kbps 5.4 kbps 7.4 kbps	0.25 kbps
All include IP headers		

case study: savings on international roaming

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- Massive savings through bandwidth efficiency
- Make and receive calls using GSM data roaming or Wi-Fi
- You break out the PSTN minutes
- Target markets:
  - Travellers outside your territory
  - Overseas visitors in your territory
  - Migrant populations

Savings with Horizon

GSM provider per **MB**	$1.40
GSM provider per **minute**	$3.00
Operator termination price to landline	$0.01
Horizon terminated minutes per **MB** (call quality 3)	17.56
Horizon price per minute	**$0.09**
Savings with Horizon	**97.1%**

recent developments.

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July 23, 2015 – **One Horizon Launches Aishuo App on iTunes in China With with Support for In-App Purchases**
- Surpassed 6 million downloads and the Aishuo App has been further optimized to accept in-app payments with the addition by Apple of UnionPay
- Aishuo App now available to the approximately 80 million iPhone users in China

July 14, 2015 – **One Horizon's SmarCall App Expands in Indonesia**
- Smartfren Tbk adds 400,000 new telephone numbers to the SmartCall App

June 30, 2015 - **Aishuo App Surpasses 5 Million Downloads on Xiaomi, Baidu, Tencent and 360.CN**
- Surpassed 5 million downloads and the One Horizon technology has been further optimized for the Xiaomi smartphone model range.

May 13, 2015 - **Aishuo App Surpasses 3 Million Downloads on Xiaomi, Baidu, Tencent and 360.CN**
- Surpassed two month download target by having product downloaded over 3 million times.
- Seeking to acquire 15 million new subscribers on its mobile VoIP service over a two-year period

Feb 4, 2015 - **Rollout of the Aishuo App in China; Available on Baidu, Tencent and 360.CN**
- Rollout entails multiple leveraging strategies including advertisements, search engine optimization, press releases, event marketing, business-traveler direct marketing, on and off-line promotions and the brand new One Horizon Sponsored-Call platform.

December 18, 2014 - **One Horizon Group's Software Expected to Launch With Device Operating Systems in First Quarter 2015**
- Tier 1 Telecom operators, including Smartfren Telcom, Tbk in Indonesia and the Philippines, will make One Horizon software available to customers as a standard feature upon activation of devices.
- It is anticipated that Smartfren Telcom will target to pre-install the smartcall app in more than 4 million units of their Andromax phones in 2015.

November 12, 2014 - **Smartfren Telecom, Tbk Launches Optimized VoIP Using One Horizon Technology**
- Target markets for this pay-as-you-go VoIP service are Indonesians living abroad, inbound and outbound tourists to Indonesia and local Indonesians looking for a truly mobile VoIP smartphone app.
- Roy Morgan Research found that between March 2012 and 2013, smartphone ownership doubled from 12% of the Indonesian population to 24%, which is approximately 60 million people.

investment highlights.

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- **Aishuo B2C business in China** represents enormous potential upside via app-to-PSTN minutes and in-App advertising on massive user base; 6 million downloads to date of One Horizon's Aishuo App
- **Only mobile VoIP platform** that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast-growing Asian and emerging markets
- **Proprietary SmartPacket™ core technology** dramatically improves quality and efficiency of voice and data transmission over mobile IP networks
- **Agreements in place with 18 Tier 1 and Tier 2 telecom carriers**, with a robust pipeline over the next 12 months
- **High margin, highly visible revenue stream** with enterprise license and per subscriber fees

horizon management.

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Brian Collins, CEO and Founder	5 years board of directors experience and led One Horizon to list on the NASDAQ Capital Market stock exchange in 2014. Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO Co-inventor of the Horizon Platform; has over 20 years experience in software engineering Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase
Martin Ward, CFO	Extensive Capital Market experience as CFO listing on London's AIM market in 2004 and NASDAQ in 2014. CFO of predecessor company since 2004; extensive experience in public company reporting Previously was a partner with Langdowns DFK, a UK-based accounting firm Prior to that, worked for PricewaterhouseCoopers

selected financials.

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(All data in $000's)

Income Statement Data:	Three Months Ended March 31, 2015	Three Months Ended March 31, 2014	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Revenue	745	1,185	5,122	9,106
Gross Profit	172	637	2,870	6,653
Income from Operations (Loss)	(933)	(539)	(2,209)	(219)
Net Income (Loss)[a]	(933)	(388)	(1,908)	(594)
Non-GAAP Net Income (Loss)[(b)]	(933)	(388)	(2,938)[(b)]	192
Balance Sheet Data:	March 31, 2015		Dec. 31, 2014	Dec. 31, 2013
Cash	1,923		3,172	2,070
Working Capital	7,480		11,123	4,107
Shareholders' Equity	16,591		17,080	16,486

(a) Attributable to One Horizon Group, Inc.
(b) Non-GAAP includes foreign currency translation loss of $1,074,000, a gain of $682,000 for the year ended December 31, 2013, and a gain of $455,000 for the six months ended December 31, 2012.

contact us.

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Company
Brian Collins, CEO and Founder
Tel: +41-79-6422265
brian.collins@onehorizongroup.com
www.onehorizongroup.com

Investor Relations
Ted Haberfield
President – MZ North America
Tel: +1-760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us